                                                                    EXHIBIT 99.1

                          SALE AND PURCHASE AGREEMENT

                                      OF

                                 THE SHARES OF


                           STOCKDATA AMSTERDAM B.V.


                                BY AND BETWEEN


                                FIRSTQUOTE INC.

                                      AND

              MEDIA INVESTERINGS- EN MANAGEMENTMAATSCHAPPIJ B.V.

                                      AND

                           HORIZON INVESTMENTS B.V.

                                      AND

                                C.V. STOCKDATA


                            DATED 24 December 1999

                                   AGREEMENT

This sale and  purchase agreement is made on 24 December 1999 by and between:

1. FirstQuote Inc., a company organised under the laws of the state of Delaware (United States of America), having its seat in Geneva, Switzerland ("Purchaser");

2.a Media Investerings- en Managementmaatschappij B.V., a limited liability company organized under the laws of The Netherlands, having its statutory seat in Amsterdam, The Netherlands ("M.I.M.M.");

2.b Horizon Investments B.V., a limited liability company organized under the laws of The Netherlands, having its statutory seat in Delft, The Netherlands ("Horizon");

2.c CV Stockdata, a limited partnership organized under the laws of The Netherlands, seated in Leiden, The Netherlands ("CV");

     M.I.M.M. and Horizon and CV hereinafter also jointly referred to as Sellers;

     and

3. Stockdata Amsterdam B.V., a limited liability company organized under the laws of The Netherlands, having its statutory seat in Amsterdam, The Netherlands ("Company");

Considerations


(a) Sellers hold all issued and outstanding shares in the capital of the Company, consisting of 58,364 shares with a nominal value of NLG 1 each.


(b) Sellers are desirous to sell and transfer the Shares to Purchaser and Purchaser is desirous to purchase and to accept the Shares from Sellers.

(c) Sellers and Purchaser reached agreement upon the valuation of Company, i.e. a multiple of 1.43 times Revenue (as defined hereinafter) and assuming Net Earnings equal to 8% of Revenue over the year ending 31 December 1999.

(d) Sellers and Purchaser have reached agreement on the sale and purchase of the Shares on the terms and conditions set forth hereinafter.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants warranties and representations contained herein and other good and valuable consideration, Sellers, Purchaser and Company agree as follows:

1.   Definitions

1.1  Certain Defined Terms
     ---------------------

     As used herein, the following terms shall have the following meanings ascribed to them, unless the context requires otherwise. The plural of such terms shall include the singular, the singular shall include the plural.

     Agreement means this sale and purchase Agreement, dated on the first date
     ---------
     written above, by and between Sellers, Purchaser and Company, as it may be amended from time to time.

     Closing means the ceremony on the Closing Date, at which the Deed of
     -------
     Transfer shall be executed and the Shares shall be transferred.

     Closing Date means 24 December 1999 or such other date agreed upon by
     ------------
     Sellers and Purchaser.

     Company Articles of Association means the Articles of Association of
     -------------------------------
     Company as in effect at the date hereof, attached hereto as Exhibit 1.1.

     Deed of Transfer means the Deed of Transfer by which Sellers transfer the
     ----------------
     Shares to Purchaser on the Closing Date, substantially in the form attached hereto as Exhibit 1.2, to be executed before civil law notary Mr. M.A.J.C.M. van Agt in Rotterdam.

     Financial Statements means the statutory annual accounts of Company, for
     --------------------
     the years 1997 and 1998 and the interim financial statements dated 30 September 1999, audited and certified with a non-qualified audit statement ("samenstellingsverklaring") by the Company Accountant, to be provided to Purchaser prior to the Closing Date and to be attached hereto as Exhibit
     1.3 and 1.4 and 1.5 respectively.

     Intercompany Receivables means all receivables due to Company by M.I.M.M.,
     ------------------------
     and/or former subsidiaries and/or by Company's (former) shareholders on the Closing Date.

     Net Earnings means earnings of Company before interest, depreciation,
     ------------
     amortization and tax for 1999.

     Ordinary Shares means ordinary shares in the capital of Purchaser.
     ---------------

     Personal Property means all material items of equipment and other material,
     -----------------
     tangible personal property and assets in the possession of or owned or used by Company in connection with its business, as listed in Exhibit 1.6, to be provided to Purchaser prior to the Closing Date.

     Preferred Shares means the Series D Convertible Preferred Shares of
     ----------------
     Purchaser containing the rights, preferences and privileges set forth in the Third Amended Certificate of Designations attached hereto as Exhibit
     1.6 a.

     Pro Forma Closing Balance Sheet means the provisional balance sheet of
     -------------------------------
     Company, dated 30 November 1999, in accordance with general accepted accounting principles in The Netherlands, to be provided to Purchaser prior to Closing Date, attached hereto as Exhibit 1.7.

     Purchase Price means an amount of USD 3,750.000.
     --------------

     Real Estate means the real estate in which Company has any right, title or
     -----------
     interest and all related lands, buildings.

     Revenue means gross operational revenue of Company over the year 1999.
     -------

     SEC Reports means Purchaser's annual report on Form 10-KSB for the fiscal
     -----------
     year ended December 31, 1998 and all quarterly reports on Form 10-QSB subsequently filed with the U.S. Securities and Exchange Commission.

     Shares means the shares, numbered 1 up to and including 58,364, with a
     ------
     nominal value of NLG 1 in the issued share capital of Company.

     Year 2000 Compliant software/hardware, meaning that the software/hardware
     -------------------
     can be used prior to, during and after the year 2000 without error relating to date data, specifically including any error which relates to, or is the product of, date data which represents or references different centuries and, more specifically, (a) correctly manages and manipulates data involving dates, including single-century formulas and multi-century formulas, (b) includes indication of the century in all date-related user interface functionalities and data fields; and (c) includes indication of the century in all date-related functions.

1.2  Accounting terms
     ----------------

     For the purposes of the Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with generally accepted accounting principles in The Netherlands.



1.3  Other Defined Provisions
     ------------------------

     References to "Articles" and "subsections" shall be to Articles and subsections, respectively, of the Agreement unless otherwise specifically provided.

1.4  Interpretation
     --------------

     Notwithstanding Article 22 of the Agreement, Article 6 and Article 11.23 hereinafter shall be governed by and interpreted in accordance with applicable US law.



2.   Sale and Purchase of the Shares

2.1 Upon and subject to the terms and conditions set forth in the Agreement, Sellers sell at the Closing Date full and unencumbered ownership of the Shares to Purchaser and Purchaser purchases and accepts full and unencumbered ownership of the Shares from Sellers and Sellers shall transfer the Shares at the Closing Date by executing the Deed of Transfer.

2.2 Sellers and Purchaser agree that the business of Company shall be for the risk and account of Purchaser as of the day following the Closing Date.

2.3 Sellers acknowledge that the Deed of Transfer by which Sellers transfer the Shares to Purchaser on the Closing Date, substantially in the form attached hereto as Exhibit 1.2, shall be executed before civil law notary Mr. M.A.J.C.M. van Agt in Rotterdam.

2.4 The transfer of the Shares shall be effected at the offices of Steins Bisschop Meijburg & Co N.V. in Rotterdam by means of a notarial deed executed by Mr M.A.J.C.M. van Agt, civil law notary. The civil law notary shall execute the Deed of Transfer upon confirmation of deposit of the amount referred to in Article 3 (i), confirmation of the issue of 178,451 Ordinary Shares and 197,815 Preferred Shares by Purchaser to Sellers and confirmation by the parties hereto that the conditions precedent - as referred to in Article 9 - have been satisfied or waived. Sellers hereby acknowledge that they are aware of the provisions of Articles 8, 9, 10 and
     14.2 of the "Guidelines regarding co-operation between civil law notaries and between civil law notaries and solicitors ("Richtlijnen met betrekking tot vormen van samenwerking van notarissen onderling en met advocaten") established by the board of the Royal Notarial Society ("Koninklijke Notariele Beroepsorganisatie "). Sellers acknowledge that Mr M.A.J.C.M. van Agt is a civil law notary of Steins Bisschop Meijburg & Co N.V. and that any information between the civil law notary and the legal advisors of Steins Bisschop Meijburg & Co N.V. and the tax advisors of KPMG Meijburg & Co will interchange in the event of any disputes resulting from the Agreement.

3.   Purchase Price

     The Purchase Price for the Shares shall be paid by Purchaser as follows:

     (i) by way of transfer prior to or on the Closing Date of an amount of USD 245,031 (in words: twohundred fourtyfive thousand thirtyone US dollars) to the account number 55.16.00.934 (ABN Amro Bank) in the name of "Steins Bisschop Meijburg & Co, notarissen, inzake derdengelden, ref. 30000751. Upon execution of the Deed of Transfer the civil law notary shall pay this amount to Sellers in accordance with Schedule A.

     (ii) by way of transfer and assignment of Intercompany Receivables in an aggregate amount of USD 1,059,239 (in words: onemillion ninetyfive thousand two hundered thirtynine US dollars in accordance with Schedule B attached hereto, to the legal entity stated therein, on the Closing Date; and

     (iii) for the remaining balance of the Purchase Price by way of issue of 197,815 Preferred Shares and 178,451 Ordinary Shares in accordance with Schedule C attached hereto, to the persons stated therein, on the Closing Date.

4.   Escrow Shares

     Purchaser shall retain 30,000 of the Ordinary Shares as referred to in
     Article 3 (iii) according to Schedule C (Escrow Shares), as security for the full performance of Sellers of their obligations under and pursuant to the Agreement. The Escrow Shares shall be issued subsequent to the Closing Date in accordance with Article 5 hereof.

5.   Release of Escrow Shares

     In the event no written demand as referred to in Article 13 is made by Purchaser and/or Company against Sellers within a period of 18 months after the Closing Date, then and in such event Purchaser shall release the Escrow Shares to Sellers within 30 days of the expiration of 18 months after the Closing Date.

     If, within the period of 18 months referred to above, a demand has been made in writing by Purchaser or Company against Sellers pursuant to Article 13, Purchaser shall release a portion of the Escrow Shares referred to in this subsection equal to the amount not subject to demand divided by 6,50 to Sellers within 30 days of the expiration of 18 months after the Closing Date.

     The remaining balance of Escrow Shares referred to in this subsection shall be released to Sellers provided that the value of the remaining balance of Escrow Shares will be adjusted for the total amounts, costs and damages of Purchaser and/or Company arising out of or involved or in connection with any such demand (in the event the demand is found to be bona fide and the costs incurred are reasonable in relation to the amount of the demand), said balance to be released at the time the demands have been finally resolved.

6.   Registration Rights

     (a)  Demand Registration Rights

          At any time during the sixty (60) days period commencing on the Closing Date, Sellers may make a written request for registration of the Ordinary Shares issuable upon conversion of the Preferred Shares (the "Conversion Stock") under the U.S. Securities Act of 1933, as amended (the "Act") (a "Demand Registration"); provided, Purchaser
                                                         --------
          shall not be required to effect more than one Demand Registration at the request of Sellers. The request for a Demand Registration shall specify the number of shares of Conversion Stock proposed to be sold, the intended method of disposition thereof and the jurisdictions in which registration is desired. Upon a request for a Demand Registration, Purchaser shall promptly take such steps as are necessary or appropriate to prepare for the registration of the Conversion Stock to be registered. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for not less than 90 days. Purchaser shall use its best efforts to cause any such Demand Registration to become effective not later than 90 days after it receives such a request under this section 6 a.. In any registration initiated as a Demand Registration, Purchaser shall pay all expenses in connection therewith, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Purchaser, accountants' expenses (including, without limitation, any special audits or "comfort" letters incidental to or required by any such registration), other than any fees or disbursements of underwriters customarily paid by issuers or sellers of securities (including underwriting discounts and commissions).

     (b)  Indemnification

          (i)  Indemnification by Sellers

               In connection with any registration statement in which Sellers are participating pursuant to Section (a) hereof, Sellers shall furnish to Purchaser in writing such information with respect to Sellers as Purchaser may reasonably request or as may be required by law for use in connection with any such registration statement or prospectus and Sellers agree to indemnify, to the fullest extent permitted by law, Purchaser, any underwriter retained by Purchaser and their respective directors, officers, employees and each person who controls Purchaser or such underwriter (within the meaning of the Act and the U.S.

               Securities Exchange Act of 1934, as amended) to the same extent as the foregoing indemnity from Purchaser to Sellers, but only with respect to any such information furnished in writing by Sellers; provided, however, that the total amount to be indemnified by Sellers pursuant to this Section (b)(i) shall be limited to the net proceeds received by Sellers in the offering to which the registration statement or prospectus relates. For purposes of the subparagraph (b)(i), any information provided by Sellers to Purchaser under this Agreement which is disclosed or relied upon in preparing the registration statement, including without limitation the Financial Statements of Company, shall be deemed to have been provided by the Sellers to Purchaser in connection with any registration statement in which Sellers are participating pursuant to Section (a) hereof

         (ii)  Contribution.
               -------------

               If the indemnification provided for in this Section (b) from the Sellers is unavailable to Purchaser hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then Sellers, in lieu of indemnifying Purchaser, shall contribute to the amount paid or payable by Purchaser as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Sellers and Purchaser in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of Sellers and Purchaser shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, Sellers or Purchaser, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section (b)(i), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section (b)(ii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to Contribution from any person.

7.   Blocking Provision

     Sellers declare that the provisions of Article 12 of the Articles of Association of Company have been complied with.

8.   Acknowledgement of Transfer on the Closing Date

     On the Closing Date, Company shall acknowledge the transfer of the Shares and undertakes to record the transfer at once in the shareholders register of Company.

9.   Conditions precedent to obligations of Purchaser

     Unless each of the following conditions have been satisfied by Company and/or Sellers on the Closing Date, or waived in writing by Purchaser, Purchaser shall not be obligated to consummate or effect the transactions contemplated by the Agreement:

     (a) the board of managing directors and/or the supervisory board of both Company and Purchaser shall have resolved to approve the acquisition of the Shares by Purchaser;

     (b) Sellers shall have executed, or cause to have executed, on the Closing Date, the Agreement and such corollary documents as may be necessary or appropriate to carry out the transactions contemplated by the Agreement and to comply with the terms thereof;

     (c) no injunction, temporary restraining order, judgement or other order of any Court or governmental agency or instrumentality shall have been issued or been entered which would be violated by the consummation of the transactions contemplated hereby; and no suit, action or other proceeding shall be pending, (nor shall any such bona fide suit or bona fide action be threatened) in which it is sought to restrain or prohibit, or to obtain damages in connection with, the Agreement or with the consummation of the transactions contemplated hereby, or which may adversely effect Purchaser's title to the Shares or the Real Estate or the right of Purchaser to operate the business of Company;

     (d) there shall have been received any consent, license, permit, approval, waiver or authorisation of any government agency or entity or of any non-governmental person or entity whose consent, license, permit, approval, waiver or authorisation is required with respect to the consummation of the transactions contemplated herein;

     (e) all members of the supervisory board of Company shall have resigned;

     (g) approval of the board of directors of Purchaser shall have been obtained;

     (h) Company shall have sold and transferred all the shares in the capital of its subsidiary HPU Dataservices B.V. at book value prior to Closing (Exhibit 9 h);

     (i) the present managing director of Company and Purchaser shall have agreed upon the terms and conditions of the management agreement the former and

         Company shall enter into after the Closing, which terms and conditions are attached hereto as Exhibit 9 i;

     (j) HPU Dataservices B.V. shall have transferred all its customer contracts and supplier contracts as listed in Exhibit 9 j hereto to Company - without any costs incurred for Company in connection with this transfer - and waived all its rights with respect to these contracts;

     (k) all obligations of Company pursuant to the draft notarial deed attached hereto as Exhibit 9 k have been fulfilled;

     (l) Company shall provide Purchaser with all current contracts - properly executed and legally binding - with stock exchanges and/or data suppliers and/or news sources prior to Closing and such contracts shall be to the satisfaction of Purchaser;

     (m) The contract in connection with the current ING bank facility shall either be transferred and assumed by Company pursuant to Article 6:159 Dutch Civil Code or Company shall provide sufficient evidence that ING Bank discharged Company from joint and several liability pursuant to the aforementioned facility, such evidence attached hereto as Exhibit 9 m;

     (n) The statutory director of Company shall have resigned prior to Closing in accordance with the letter of resignation attached hereto as Exhibit 9 n;

10.  Representations by Purchaser

     Purchaser represents and warrants as of the Closing Date the following:

     (a) Purchaser is duly organized, validly existing and in good standing, as a corporation under the laws of the State of Delaware (United States of America) and is duly authorised to transact business. Purchaser has all requisite corporate power to enter into the Agreement and all related documents.

     (b) The Agreement and all related documents have been duly and validly executed by or on behalf of Purchaser and constitute binding obligations of, and are enforceable against, Purchaser in accordance with their terms.

     (c) The current management of Purchaser remains committed to the development and sustainability of its company and believes that the current business model remains viable for at least 24 months as from the Closing Date.

      (d) Purchaser warrants that the Demand Registration as referred to
          Article 6 (a)  shall become effective not later than 15 January 2000.

11.   Representations and Warranties by Sellers

      Sellers, jointly and severally, represent and warrant to Purchaser on the Closing Date the following:

11.1  Sellers
      -------

      Sellers are duly organized and validly existing as a corporation under the laws of The Netherlands. Sellers have all required corporate power to enter into the Agreement and each other document and instrument delivered concurrently therewith or pursuant thereto and to perform the obligations set forth in the Agreement and each other document and instrument.

11.2  Due execution by Sellers
      ------------------------

      The Agreement and each other document or instrument delivered concurrently therewith or pursuant thereto by or on behalf of Sellers have been duly and validly executed and constitute valid and binding obligations of, and are enforceable against, Sellers in accordance with their terms.

11.3. Company
      -------

      Company is a corporation duly incorporated and validly existing under the laws of The Netherlands. The Articles of Association are the articles of association of Company in effect at the time of execution of the Agreement. No steps have been taken or decisions have been made by either Sellers, Company or third parties which could lead to dissolution or bankruptcy of Company. Company has no other participations in other companies or subsidiaries and is not involved in any way in any enterprise, business or company.

11.4  Shares
      ------

      Sellers are the sole shareholders of Company and have full authority and legal capacity to sell the Shares. The Shares constitute all of the issued capital of Company, are valid and have been issued and fully paid-up in accordance with all legal requirements. None of the Shares are subject to any right of usufruct ("vruchtgebruik"), are pledged as security or are subject to any other limitation or encumbrance on ownership or right of transfer, except such limitations on transfer as are directly stated in the Articles of

      Association. Company is under no obligations of any kind to issue additional shares and no decisions to that effect have been made.

11.5  Dividends, Distribution of Profits
      ----------------------------------

      Company has not declared any dividend or other distribution which has not been fully paid nor do any rights to distribution from reserves or from profits, including but not limited to bonuses, (any claims on the bases of tantiemes included) exist, other than stated in Exhibit 11.5.

11.6  Claims by Sellers
      -----------------

      Sellers, directly or indirectly, do not have any claim of any kind - apart form Intercompany Receivables - against Company.

11.7  Shareholder's Decisions
      -----------------------

      There are no decisions of the general meeting of shareholders of Company, the meeting of holders of priority shares or of any other corporate body thereof, which have not been fully carried out.

11.8  Bank accounts
      -------------

      Exhibit 11.8 attached hereto states all bank accounts held by Company, the bank at which these accounts are kept, and each and every proxy holder and the extent of such proxy with respect to these bank accounts.

11.9  The Financial Statements
      ------------------------

      The Financial Statements are the true and correct Financial Statements of Company as of 31 December 1997 and 31 December 1998 and 30 September 1999 respectively.

      (a) The Financial Statements have been prepared in accordance with the provisions of Title 9 of Book 2 of the Dutch Civil Code. The Financial Statements show a true and fair view of the financial position of Company as of 31 December 1997 and 31 December 1998 and 30 September 1999 respectively.

      (b) The Financial Statements enables a sound judgement concerning the assets and liabilities and results of Company, and, to the extent possible, of Company's solvency and liquidity.

      (c) The profit and loss accounts and the notes thereon, included in the Financial Statements, fairly, clearly and systematically reflect the result and the items of income and expenses upon which it is based.

      (d) The Pro Forma Closing Balance Sheet is prepared in accordance with the accounting principles applied to the Financial Statements 1998 and the interim financial statement dated 30 September 1999and shall be true and correct as of Closing Date.

      (e) In addition to the foregoing, Company does not have, nor is bound by, on Closing Date:

           (i) any obligations, commitments or liabilities, liquidated or not liquidated, contingent or otherwise, arising out of events occurring after the date of the Pro Forma Closing Balance Sheet, except obligations, commitments and liabilities arising in the ordinary and usual course of Company's business, which should have been included in the Financial Statements in order to give a prospective purchaser the information necessary to make an adequate evaluation of the financial situation of Company;

           (ii) any shortages existing in any inventory, equipment or other items of Personal Property owned by Company;

           (iii) any waiver of any rights of substantial value which singly or in the aggregate are material to the financial condition or the operations of the business of Company, other than as provided for in the Financial Statements, which should have been included in the Financial Statements in order to give a prospective purchaser the information necessary to make an adequate evaluation of the financial situation of Company;

           (iv) any obligation, commitment or liabilities in connection with the transfer of shares in the capital of HPU Dataservices B.V. as referred to in article 9. sub h;

           (v) any obligation, commitment or liabilities in connection with the draft notarial deed referred to in article 9. sub k.

11.10 Tax matters
      -----------

      (a)  Filings

           Company has filed, been included in or sent all returns, declarations and reports and all information returns and statements (collectively "Returns") required to be filed or sent with respect to all Dutch or foreign, national, state, county, local and other taxes of every kind and however measured, including income, corporate income, gross receipts, excise, franchise, property, value added import duties, employment, payroll, sales and use taxes and any additions to tax and any interest or penalties thereon (collectively "Taxes") for any period ending on or before the

           Closing Date. As of the time of filing, the Returns correctly reflected the income, business, assets, operations, activities and status of Company and any other information required to be shown thereon. Company has timely paid or made provision for all Taxes shown as due and payable on its Returns required to be filed or sent prior to the date hereof and has timely paid or made, or shall make, adequate provisions in its Financial Statements over 1999 and 1998 for Taxes which are payable according to tax laws in The Netherlands and foreign jurisdictions. All required Tax estimates, deposits, prepayments and similar reports or payments for current periods have been properly made. Company is not delinquent in the filing of any Return or the payment of any Tax or has requested any extension of time within which to file any Return.

      (b)  Compliance

           Company has withheld amounts from employees and others working in or for the benefit of Company, as required under applicable law, and has filed all Returns and made timely and adequate payments to the appropriate governmental authorities with respect to employee income Tax withholding and social security, unemployment or any other Taxes, in compliance with the tax withholding provisions of applicable law through the Closing Date. Company has complied with all requirements under applicable Value Added Taxes laws, and has filed all returns and paid all amounts due thereunder.

      (c)  Disputes

           There are no Tax liens on any assets of Company and no basis exists for the imposition of any such liens. No adjustment of or deficiency for any Tax or claim for additional Taxes has been proposed, threatened, asserted or assessed against Company or any member of any affiliated or combined group of which Company was member for which Company could be liable. Company has no dispute with any tax authority as to Taxes of any nature. There are no audit examinations being conducted or threatened and there is no deficiency or refund, litigation or controversy in progress or threatened, with respect to any Taxes previously paid by Company or with respect to any Returns previously filed by or on behalf of Company. Company has no extension or waiver of any statute of limitations relating to the assessment or collection of Taxes. There are in effect no powers of attorney or other authorisations to any persons to represent Company with respect to any Tax.

      (d)  No Further Tax Liabilities

           Neither Sellers nor Company have entered into transactions that could trigger the application of Article 16 of the Standard Conditions for Fiscal Unities under the Dutch Corporate Income Tax Act (as published in the Staatscourant no. 189 of 1991), or the equivalent of such Article under predecessors of these Standard

           Conditions. There are no circumstances that could result in Company being held liable for the payment of Value Added Taxes, Corporate Income Tax, Wage Tax (including social security premiums) or any other taxes due by either Sellers or third parties, including, but not limited to, the event where such liability arises as a result of termination of the fiscal unity to which Company belonged apart from those properly recorded in the Financial Statements and the Pro Forma Closing Balance Sheet.

11.11 Insurances
      ----------

      All assets of Company of an insurable nature have been and are adequately insured against fire, accident, third party and all other risks normally insured against by persons carrying on the same kind of business as Company in The Netherlands. Company is in compliance with all material terms and conditions contained in the insurance policies. Exhibit 1111 contains a list of all insurance policies of Company.

11.12 Real Estate
      -----------

      (a) All of the Real Estate is occupied and used solely by Company and Company has the exclusive right of use of all Real Estate, free and clear of any restrictions or other encumbrances of any kind.

      (b) Exhibit 11.12(b) hereto includes the true and complete copies, (as recorded where applicable) of all deeds, leases, agreements and title policies to which Company is party or which have been issued to Company (including all amendments and modifications thereof) regarding the Real Estate or any part thereof.

11.13 Receivables
      -----------

      Exhibit 11.13 sets forth a complete and accurate overview of the Company's receivables on Closing Date, including but not limited to the Intercompany Receivables, which shall all be fully collected by Company before 30 July 2000.

11.14 Litigation
      ----------

      Except as set forth in Exhibit 11.14 hereto, to be provided to Purchaser prior to the Closing Date, there are no material legal, administrative, or other proceedings or investigations - including any attachments - pending, or, to the best knowledge of sellers, Company and its statutory director, threatened against or affecting the Shares, the Agreement, Company or its businesses, assets or financial condition in any court or before any governmental or non-governmental authority.

11.15 Company records
      ---------------

      All resolutions by the shareholder's meetings of Company over the preceding three years and resolutions of the board of directors of Company since its incorporation, if any, are attached hereto as Exhibit 11.15 and are fully and accurately recorded. Complete and accurate records with respect to the issuance, transfer and any consolidation of shares of Company are contained in the shareholders' register. The shareholders' register shall be present on the Closing Date.

11.16 Compliance with Laws
      --------------------

      Company has complied with, and Company is currently complying with, all laws, regulations and orders applicable to it, including but not limited to, all laws with respect to employment and employment practices, all tax laws and all environmental laws and Company is in possession of all licenses and permits, including but not limited to, a license to operate its business.

      The conduct of Company's business does not violate any provisions of any applicable laws, orders, regulations or requirements of any governmental agency having jurisdiction thereof.

11.17 Trademarks and Related Matters
      ------------------------------

      Company is the owner or rightful user of all right, title and interest in and to each of the patents, trade names, trademarks, software, copyrights and registrations thereof, all as set forth in Exhibit 11.17, attached hereto or to be attached hereto prior to Closing. None of the patents, trade names, trademarks, software, copyrights or registrations thereof, or any rights therein, have been assigned or transferred by Company or its predecessors in right in whole or in part to any other party, and none is subject to any liens or encumbrances nor has any right been granted by Company to any other party to use any such patents, trade names, trademarks, software or copyrights. To the extent they are currently utilised in the operation of Company's usual business, all requisite renewals and affidavits of use have been filed with respect to each of the registrations set forth in Exhibit 11.17 and each is presently in full force and effect and each of the patents, trade names, trademarks, software and copyrights set forth in Exhibit 11.17 is valid, and is in good standing and active use and none has been abandoned or terminated, or shall be terminated as a result of the execution of this Agreement. No rights under any other patents, trade names, trademarks, software, copyrights or registrations are required by Company for the proper operation of its business.

11.18 Contracts and Defaults
      ----------------------

      Exhibit 11.18.a, attached hereto, sets forth a complete and accurate list of all customer contracts, to which Company is party, which cannot be terminated with a notice period of less than three month and which have a sales value of at least 5% of the total turn over of Company over the year 1999.

      Exhibit 11.18.b, attached hereto, sets forth a complete and accurate list of all supplier contracts , to which Company is party, which cannot be terminated with a notice period of less than three month and which have a spending value of at least 5% of the total costs of Company over the year 1999.

      Each agreement or contract set forth in Exhibits 11.18.a and 11.18.b and the factoring arrangement with Heller - attached hereto as Exhibit 11.18 c -is in full force and effect and there is no default by anyone obligated thereunder and cannot be terminated by Company's counter party pursuant to -inter alia - a change of control clause.

      Company has not materially breached or is in default under any contract or agreement to which it is or was a party or by which it is or was bound, nor has any event occurred which, after the giving of notice or the passage of time or both, would constitute default under any such contract or agreement.

      Company is not party to or bound by any contract, agreement, order, judgement or decree under which the execution of the Agreement would constitute a violation or default or a ground for termination on the basis of change of control or which would prohibit the consummation of any of the transactions provided for in the Agreement.

11.19 Employees
      ---------

      (a) The employees of Company are as set forth in Exhibit 11.19 attached hereto, along with their aggregate direct annual compensation by Company and all their other benefits.

      (b) Vacation rights, bonus rights and other extra legal benefits built-up by the employees of Company prior to the Closing Date shall have been fully provided for in the Pro Forma Closing Balance Sheet.

      (c) Company does not have any other employees other than the ones listed on Exhibit 1119.a and no person has filed or, to the best of knowledge of Sellers, has threatened to file any claim against Company resulting from or related to performed employment services. No person, nor any trade union or any other entity on behalf of such person, has filed or has threatened to file any claim against Company arising out of his/her pervious employment by Company.

      (d) Company does not have (nor has maintained at any time during the last five years) any employee benefit plans (including, without limitation, any pension, retirement and profit sharing plans). There is (other than the resulting from mandatory provisions of Dutch law) not a deferred compensation, bonus, retainer, consulting, welfare, or incentive compensation plan or arrangement or any contract, or any fringe or other benefits or arrangement, with or for any director, employee or any other person which cannot be terminated within a period of thirty days without payment of any amount as a penalty, bonus, premium or other compensation for such termination.

11.20 Personal Property
      -----------------

      Company has full title ("eigendom") or good and marketable title ("bezit") to all Personal Property, and none of its Personal Property is subject to a contract of sale, security interest, joint ownership, mortgage, encumbrance, lien or any charge of any kind (other than for taxes not delinquent). All Personal Property is in good operating condition and repair, ordinary wear and tear excepted, for use in Company's businesses, and is used in material compliance with all applicable laws and regulations. A list of Personal Property is attached to this Agreement as
      Exhibit 1.6.

11.21 Computerisation
      ---------------

      The computerisation of Company, including hardware, financial and production software, is adequate for conducting the business of Company and all software and hardware currently in use by Company is Year 2000 Compliant.

11.22 Full Disclosure
      ---------------

      Sellers did not fail to disclose any statement or fact to, or fail to bring any matter to the attention of, Purchaser which would be material to a prospective purchaser of the Shares in a similar position as Purchaser.

11.23 Investment and Related Representations.
      --------------------------------------

  (a) Purchaser's Shares as "Restricted" Securities

      The Sellers are aware that neither the Purchaser's Ordinary or Preferred Shares (collectively referred to herein as ("Purchaser Shares") nor the offer or sale thereof to the Sellers has been registered under the Act, or under any state securities law. The Sellers further understand that no registration statement has been filed with the U.S. Securities and Exchange Commission ("SEC"), nor with any other state regulatory authority and that, as a result, any benefit which might normally accrue to an investor such as the Sellers by an impartial review of such a registration statement by the SEC or other regulatory commission will not be forthcoming. The Sellers acknowledge that the Purchaser Shares will be characterised as "restricted" securities under U.S. federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. The Sellers represent that the Sellers are familiar in general with Rule 144 under the Act (which provides generally for a one year holding period and limitations on the amount of "restricted" securities that can be publicly resold in compliance with the rule upon completion of the holding period), and understands the resale limitations imposed thereby and by the Act. The Sellers agree that they will not sell any portion of Purchaser Shares except in accordance with an available exemption from registration under the Act. The Sellers understand that each certificate for the Purchaser Shares issued to the Sellers or to any subsequent transferee shall be stamped or otherwise imprinted with an appropriate legend summarising the restrictions described in this Section 11.23 (a) and that Purchaser shall refuse to transfer the Purchaser Shares except in accordance with such restrictions, such legend to be substantially as follows:

           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE ACT"), AND SUCH SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED
           EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
           THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION, IN EACH CASE AS CONFIRMED IN AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND IN EACH CASE IN ACCORDANCE WITH ANY OTHER APPLICABLE LAW.

  (b) Investment Representation

      This Agreement is made with the Sellers in reliance upon the Sellers' representation, which by the Sellers' execution of this Agreement the Sellers hereby confirm, that the Purchaser Shares to be received by the Sellers are being acquired pursuant to this

      Agreement for investment and not with a view to the public resale or distribution thereof unless pursuant to an effective registration statement or exemption under the Act.

  (c) No Public Solicitation

      The Sellers are acquiring the Purchaser Shares after private negotiation and has not been attracted to the acquisition of the Purchaser Shares by any press release, advertising or publication.

  (d) Access to Information

      The Sellers acknowledge that they have received and reviewed the Company's SEC Reports and believes that they have otherwise received all of the information they considers necessary or appropriate for deciding whether to acquire the Purchaser Shares. The Sellers further represents that they have had an opportunity to ask questions of, and to receive answers from, Purchaser regarding Purchaser, its business and prospects, and the Purchaser Shares.

  (e) Investor Sophistication and Ability to Bear Risk of Loss

      The Sellers acknowledge that they are able to protect their interests in connection with the acquisition of the Purchaser Shares and can bear the economic risk of investment in such securities without producing a material adverse change in the Sellers' financial condition. The Sellers otherwise have such knowledge and experience in financial or business matters that the Sellers are capable of evaluating the merits and risks of the investment in the Purchaser Shares.

11.24 No Misrepresentation
      --------------------

      No representation or warranty by Sellers in the Agreement, or in any Exhibit thereto or any other document furnished by Sellers pursuant hereto, contains any statement or any material fact or omits to state a material fact either necessary to make the statements contained therein not misleading or material for disclosure to a prospective purchaser of the Shares._.

12.   Covenant not to compete

12.1 Sellers, nor any affiliated company thereof, shall, and Sellers shall cause that their directors, as in office on the date hereof, shall not, for a period of two years after the Closing Date, directly or indirectly, own, manage, operate, or be employed or otherwise have an interest in any manner with, any business which directly or indirectly competes with the business of Company and Sellers shall not in any other manner directly or indirectly compete with or become interested in any competitor of Company.

12.2 In the context of the two years period referred to in Article 12.1 the business of Company shall mean the business of Company as at the Closing Date and during the two years period after the Closing Date.

12.3 In the event of a breach or threatened breach hereunder, apart from appropriate injunctive relief, Purchaser shall be entitled to a penalty of USD 50,000 (in words: fifty thousand US dollars) and shall further be entitled to a penalty of USD 5,000 (in words: five thousand US dollars) per breach per day in addition to any damages suffered, and without prejudice to any other right under this Agreement or by operation of law.

13.   Indemnification by Sellers

13.1  General
      -------

      Sellers hereby severally and jointly agree to indemnify Purchaser and/or Company for, to hold Purchaser and/or Company harmless against and to reimburse Purchaser and/or Company on demand by Purchaser or Company for any damages or expenses (including attorney's fees and costs of investigation incurred in defending against or settling any claim and any amounts paid in settlement thereof) incurred by Purchaser and/or Company in respect of any misrepresentation, breach of warranty, failure to perform or violation of any agreement or covenant on the part of Sellers under the Agreement.

13.2  Taxes
      -----

      In addition to Article 13.1, Sellers hereby agree to indemnify and hold harmless Purchaser and/or Company from and against (i) the inadequacy of provisions on the Financial Statements, all with respect to the years 1997 and 1998 and on the Pro Forma Closing Balance Sheet and for any Taxes payable for any period ending on or before the Closing Date and ending after the Closing Date in respect of the portion of such period up to the Closing Date, and (ii) any liability for out-of-pocket fees, costs and expenses (including without limitation reasonable attorney fees) arising out of or incident to any tax indemnified thereunder. Any payment required under this section shall be due in all events within 30 days of a final determination as defined under applicable law; provided, however, that payments under clause (ii) shall be due 30 days after the date on which Sellers receive notice from Purchaser or Company that such cost, fee or expense was incurred, and in the case of any payment of Taxes in connection with the filing of any protest or conduct of any controversy or proceedings including by way of suit for refund, payment shall be due when such Taxes are required to be paid under the law governing the protest, controversy or proceeding; any such payment not made when due shall bear interest at the greater of the stipulated rate or the rate applicable to the deficiencies in such class of taxes from the date such Taxes were paid to the date indemnification for such Taxes shall have been received by Purchaser or Company.

13.3  Survival Period
      ---------------

      Except for any representations and warranties of Sellers made with respect to liabilities for Taxes (as defined in Article 11.10(a)) which shall survive the Closing Date for a period equal to the period that the tax authorities may impose additional assessments the representations, warranties and undertakings of Sellers and the indemnification herein shall survive the Closing Date for a period of 18 months, unless:

      (a) within such period a demand pursuant to this Article has been made by Purchaser and/or Company against Sellers and proceedings have been instituted within six months upon making such demand in which case the indemnification therefor shall survive beyond the period ending 30 months after Closing Date until a final agreement is reached or full payment has been made in accordance with a final judgement, as the case may be; or

      (b) Sellers have indemnified Purchaser or Company in accordance with the provisions of this Article.

13.4 Purchaser or Company shall give written notice to Sellers of any claim against Sellers based on this Article, stating the nature and basis of such claim and the amount thereof to the extent known.

13.5 The indemnifications in the Agreement shall not be deemed to preclude or otherwise limit in any way the exercise of any other non-monetary rights or pursuit of other non-monetary remedies for the breach of the Agreement or with respect to any misrepresentations or breaches of warranties by Sellers.

13.6 Sellers shall hold harmless Purchaser in the event Company shall be ordered to compensate Insight Options in connection with the proceedings referred to in Exhibit 11.16 and this compensation exceeds NLG 50,000 (in words: fiftythousand Netherlands Guilders, in which event Sellers shall indemnify Purchaser for the full amount.

14.   Confidentiality, Publicity

14.1 All parties hereto agree to keep completely confidential the contents of the Agreement and all Exhibits, attached hereto, and agree not to make any statements and/or release any press bulletins to any third party with respect to the subject matter hereof, without the prior written consent of the other, unless required to do so by law, regulation or applicable stock exchange rule.

14.2 In the event of a breach or threatened breach hereunder, apart from appropriate injunctive relief, Purchaser shall be entitled to a penalty of USD 50,000 (in words: fifty thousand US dollars) and shall further be entitled to a penalty of USD 5,000 (in words: five thousand US dollars) per breach per day in addition to any damages suffered, and without prejudice to any other right under this agreement or by operation of law.

15.  Notices

     All notices, requests, demands and other communications to be delivered hereunder shall be in writing and shall be delivered by hand, e-mail, telecopy with the original by registered or certified mail or mailed, by registered or certified mail, postage prepaid, at or to the following addresses:

Sellers
-------
MIMMAttn: Mr. H. van Brussel
Postbus 51
2300 AB  LEIDEN
The Netherlands
Tel: 0031 71 576 03 99
Fax: 0031 71 576 07 33
e-mail: hvanbrussel@worldbase.nl

Horizon
Attn: Mr.B. Huls
Maria-Theresialei 4
2018 ANTWERPEN
Belgium
Tel: 0032 3 232 24 80
Fax: 0031 3 232 24 82
e-mail: bert.huls@skynet.be

CV Stockdata
Attn: Mr. H. van Brussel
Postbus 51
2300 AB  LEIDEN
The Netherlands
Tel: 0031 71 576 03 99
Fax: 0031 71 576 07 33
e-mail: hvanbrussel@worldbase.nl

Purchaser
---------
Attn: Mr. Mark Benn
Morgines Business Center
12 avenue des Morgines
1213 Petit-Lancy
Geneva
Switzerland
Telephone: + 41 22 879 0 879
Fax: + 41 22 879 0 880
E-mail: mark.benn@fsqt.com
or to such other address or to such other person as either party shall have last designated by written notice to the other party. Notices, etc., so delivered shall be deemed given upon receipt when given by telex or telecopy or five days after posting in the mail.

16.  Waiver

     Any waiver of a provision of the Agreement must be in writing signed by the party waiving its rights.

     No failure of Purchaser or Company to take any action in the event of breach of any of the provisions of the Agreement or in the event of any of the representations and warranties thereunder not being realized shall be considered to constitute a waiver by Purchaser or Company.

17.  Partial invalidity

     If any term or provision of the Agreement or any application thereof shall be invalid or unenforceable, the remainder of the Agreement and any other application of such term or provision shall not be affected thereby. To the maximum extent permitted by law, the parties hereto waive any and all provisions of applicable law to the end that the Agreement shall be enforceable in accordance with its terms.

18.  Assignment

     The Agreement may not be assigned by either party without the express written consent of the other party and in the absence of such consent any attempted assignment shall be null and void, except that Purchaser may assign the Agreement to any legal entity which is owned or controlled by Purchaser.

19.  Costs

     Sellers and Purchaser will each bear their own fees and expenses, including but not limited to legal fees and expenses, incurred in connection with the negotiation, preparation and execution of the Agreement and the transaction contemplated therein. The costs related to the drafting and execution of the Deed of Transfer shall be borne by Purchaser.

20.  No dissolution

     Sellers and Purchaser hereby waive their rights to rescind the Agreement in accordance with Article 6:265 et seq. Dutch Civil Code.

21.   Miscellaneous

21.1 The Agreement is for the benefit of, and may be enforced only by Sellers, Purchaser and Company and their respective successors permitted, transferees and assignees, and is not for the benefit of, and may not be enforced by, any third party.

21.2 The Agreement may be executed and delivered in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

21.3 Sellers and Purchaser each warrant and represent to the other that no broker or finder has acted for it in connection with the proposed acquisition and no broker or finder is entitled to any brokerage or finders fee or other commission in connection with the proposed acquisition.

21.4 The considerations in, and all Exhibits and Schedules to the Agreement () are an integral part of the Agreement. References to the Agreement include references to said Exhibits.

21.5 The headings of the Agreement are for convenience only and shall not be deemed to alter or affect any provision of the Agreement.

21.6 The Agreement, including all Exhibits and Schedules supersedes any and all other agreements, oral or written, between the parties thereto with respect to the subject matter hereof, and contains the entire agreement between such parties with respect to the transaction contemplated thereunder.

21.7 The Agreement shall not be modified or amended except by an instrument in writing executed by the parties hereto.

22.   Applicable law/disputes

22.1 Any dispute, controversy or claim arising out of or related to the agreement, including but not limited to, any dispute concerning the existence, validity, breach or termination hereof, shall be brought exclusively before the Amsterdam District Court. Prior to initiating a procedure as referred to in the first sentence, such dispute, controversy or claim shall be submitted for mediation without involvement of the courts, notwithstanding the right of each party, however, to initiate a procedure for injunctive relief or a temporary restraining order before the Amsterdam District Court.

22.2 The Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Netherlands.

Executed in twofold on the date first written above.


------------------------------        ----------------------------------
FirstQuote Inc                            Media Investerings-en
                                          Managementmaatschappij B.V.,



By:. /s/ NEIL GIBBONS                 By: /s/ unreadable
    --------------------------           -------------------------------
Its: President                          Its:

/s/ unreadable
------------------------------        ----------------------------------
Stockdata Amsterdam B.V.               Horizon Investments B.V.



                                       C.V. Stockdata


                                      By: /s/ unreadable
                                         -------------------------------
                                      Its: